PORTFOLIO OF INVESTMENTS – as of June 30, 2022 (Unaudited)

Loomis Sayles Global Bond Fund

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – 96.1% of Net Assets

		Australia – 3.3%
12,645,000		Australia Government Bond, Series 160, 1.000%, 12/21/2030, (AUD)	$7,066,219
3,840,000		Australia Government Bond, Series 164, 0.500%, 9/21/2026, (AUD)(a)	2,359,387
4,845,000		New South Wales Treasury Corp., Series 26, 4.000%, 5/20/2026, (AUD)(a)	3,378,782
8,485,000		Queensland Treasury Corp., Series 27, 2.750%, 8/20/2027, 144A, (AUD)(a)	5,582,555

			18,386,943

		Belgium – 0.7%
305,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036	292,198
1,605,000		Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	1,442,857
2,485,000		Kingdom of Belgium Government Bond, 1.700%, 6/22/2050, 144A, (EUR)(a)	2,128,043

			3,863,098

		Brazil – 1.8%
1,020,000		Banco do Brasil S.A., 4.625%, 1/15/2025, 144A	1,001,334
22,836	(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	3,958,955
3,525,000		Brazilian Government International Bond, 4.625%, 1/13/2028	3,290,421
1,710,000		Suzano Austria GmbH, 3.750%, 1/15/2031	1,380,825
200,000		Suzano Austria GmbH, 5.000%, 1/15/2030	182,000

			9,813,535

		Canada – 2.0%
11,030,000		Canadian Government Bond, 0.500%, 12/01/2030, (CAD)(a)	6,863,930
592,035		CNH Capital Canada Receivables Trust, Series 2021-1A, Class A2, 1.001%, 11/16/2026, 144A, (CAD)(a)	442,812
523,651		Ford Auto Securitization Trust, Series 2019-AA, Class A3, 2.552%, 9/15/2024, 144A, (CAD)(a)	405,403
17,716		Ford Auto Securitization Trust, Series 2019-BA, Class A2, 2.321%, 10/15/2023, 144A, (CAD)	13,762
1,260,000		Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	1,006,355
5,245,000		Province of Ontario Canada, 1.900%, 12/02/2051, (CAD)(a)	2,520,795

			11,253,057

		Chile – 0.3%
2,235,000		Engie Energia Chile S.A., 3.400%, 1/28/2030	1,896,956

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	China – 7.7%
42,910,000	China Development Bank, Series 2103, 3.300%, 3/03/2026, (CNY)(a)	$6,534,386
41,870,000	China Development Bank, Series 2115, 3.120%, 9/13/2031, (CNY)(a)	6,255,692
84,570,000	China Government Bond, 1.990%, 4/09/2025, (CNY)(a)	12,475,324
33,010,000	China Government Bond, 3.270%, 11/19/2030, (CNY)(a)	5,078,348
49,010,000	China Government Bond, 3.280%, 12/03/2027, (CNY)(a)	7,540,695
20,670,000	China Government Bond, 3.720%, 4/12/2051, (CNY)(a)	3,291,237
1,450,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 5.000%, 1/15/2033	1,415,030

		42,590,712

	Colombia – 1.0%
1,845,000	EcoPetrol S.A., 4.625%, 11/02/2031	1,397,569
19,798,100,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)	4,253,720

		5,651,289

	France – 1.8%
1,000,000	Electricite de France S.A., EMTN, 2.000%, 12/09/2049, (EUR)	655,841
3,275,000	French Republic Government Bond OAT, 0.500%, 6/25/2044, 144A, (EUR)(a)	2,326,577
6,685,000	French Republic Government Bond OAT, Zero Coupon, 2.371%, 5/25/2032, (EUR)(a)(b)	5,790,924
1,600,000	Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres Et Salaries De L Industrie Et Du Commerce (MACIF), (fixed rate to 3/21/2032, variable rate thereafter), 2.125%, 6/21/2052, (EUR)	1,264,901

		10,038,243

	Germany – 5.9%
5,975,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 8/15/2026, (EUR)(a)(b)	6,025,944
3,720,000	Bundesrepublik Deutschland Bundesanleihe, 0.250%, 8/15/2028, (EUR)(a)	3,697,826
1,710,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2025, (EUR)(a)	1,799,880
2,345,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 8/15/2048, (EUR)(a)	2,268,180
1,415,000	Bundesrepublik Deutschland Bundesanleihe, 1.500%, 5/15/2023, (EUR)(a)	1,498,137
555,000	Bundesrepublik Deutschland Bundesanleihe, 4.750%, 7/04/2040, (EUR)(a)	863,113
2,660,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.308%, 8/15/2050, (EUR)(a)(b)	1,781,505
1,805,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	1,313,869

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – continued
$815,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	$612,707
4,300,000	Deutsche Bank AG, EMTN, (fixed rate to 2/19/2026, variable rate thereafter), 5.625%, 5/19/2031, (EUR)	4,496,506
4,375,000	Fraport AG Frankfurt Airport Services Worldwide, 1.875%, 3/31/2028, (EUR)	4,006,182
211,000	Fraport AG Frankfurt Airport Services Worldwide, 2.125%, 7/09/2027, (EUR)	201,327
32,680,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)(a)	3,262,413
520,000	Volkswagen Financial Services AG, EMTN, 3.375%, 4/06/2028, (EUR)(a)	535,463

		32,363,052

	Indonesia – 0.7%
38,485,000,000	Indonesia Treasury Bond, 6.500%, 2/15/2031, (IDR)	2,464,487
18,722,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)	1,335,266

		3,799,753

	Ireland – 0.9%
400,000	Bank of Ireland Group PLC, (fixed rate to 9/30/2026, variable rate thereafter), 2.029%, 9/30/2027, 144A(a)	347,656
3,205,000	Ireland Government Bond, 1.000%, 5/15/2026, (EUR)(a)	3,335,921
1,310,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(a)(b)	1,147,344

		4,830,921

	Israel – 0.2%
3,425,000	State of Israel, 1.000%, 3/31/2030, (ILS)(a)	872,105

	Italy – 4.9%
1,825,000	Atlantia SpA, EMTN, 1.875%, 7/13/2027, (EUR)	1,546,554
1,295,000	Autostrade per l’Italia SpA, 2.000%, 12/04/2028, (EUR)	1,106,087
2,485,000	Autostrade per l’Italia SpA, 2.000%, 1/15/2030, (EUR)	2,037,752
770,000	Autostrade per l’Italia SpA, EMTN, 1.875%, 9/26/2029, (EUR)	635,270
1,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,590,810
2,605,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	1,921,682
2,625,000	Intesa Sanpaolo SpA, EMTN, 5.148%, 6/10/2030, (GBP)	2,759,751
13,830,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(a)	12,878,293
300,000	UniCredit SpA, (fixed rate to 1/15/2027, variable rate thereafter), 2.731%, 1/15/2032, (EUR)	266,006

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Italy – continued
$605,000		UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	$555,956
200,000		UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	161,637
2,355,000		UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035	1,907,337

			27,367,135

		Japan – 8.2%
1,832,800,000		Japan Government Five Year Bond, 0.100%, 12/20/2025, (JPY)(a)	13,569,177
489,600,000		Japan Government Ten Year Bond, Series 350, 0.100%, 3/20/2028, (JPY)(a)	3,610,512
703,550,000		Japan Government Ten Year Bond, Series 354, 0.100%, 3/20/2029, (JPY)(a)	5,169,547
389,700,000		Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	3,591,484
468,600,000		Japan Government Thirty Year Bond, Series 41, 1.700%, 12/20/2043, (JPY)(a)	3,948,010
480,200,000		Japan Government Thirty Year Bond, Series 51, 0.300%, 6/20/2046, (JPY)(a)	2,974,175
724,400,000		Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(a)	4,527,393
1,114,100,000		Japan Government Two Year Bond, Series 436, 0.005%, 5/01/2024, (JPY)(a)	8,222,153

			45,612,451

		Korea – 1.1%
9,400,000,000		Korea Treasury Bond, 1.375%, 6/10/2030, (KRW)(a)	6,122,645

		Luxembourg – 0.9%
220,000		Blackstone Property Partners Europe Holdings S.a.r.l., EMTN, 1.000%, 5/04/2028, (EUR)	182,443
2,190,000		Blackstone Property Partners Europe Holdings S.a.r.l., EMTN, 1.625%, 4/20/2030, (EUR)	1,726,798
550,000		Blackstone Property Partners Europe Holdings S.a.r.l., EMTN, 1.750%, 3/12/2029, (EUR)	463,526
1,360,000		Logicor Financing S.a.r.l., EMTN, 0.875%, 1/14/2031, (EUR)	996,323
2,180,000		Logicor Financing S.a.r.l., EMTN, 1.625%, 1/17/2030, (EUR)	1,791,584

			5,160,674

		Malaysia – 0.3%
7,770,000		Malaysia Government Bond, Series 0119, 3.906%, 7/15/2026, (MYR)(a)	1,759,584

		Mexico – 1.3%
405,000		America Movil SAB de CV, 2.875%, 5/07/2030(a)	362,448
996,320	(†††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(a)	4,814,312

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Mexico – continued
$1,450,000	Mexico Government International Bond, 3.500%, 2/12/2034	$1,197,684
1,025,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	918,144

		7,292,588

	New Zealand – 1.2%
1,045,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	663,541
9,580,000	New Zealand Government Bond, Series 0427, 4.500%, 4/15/2027, (NZD)(a)	6,198,703

		6,862,244

	Norway – 1.3%
320,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	286,677
2,755,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	2,474,656
2,000,000	City of Oslo Norway, 2.300%, 3/14/2024, (NOK)(a)	199,555
2,000,000	City of Oslo Norway, 2.350%, 9/04/2024, (NOK)(a)	198,004
1,000,000	City of Oslo Norway, 3.650%, 11/08/2023, (NOK)	102,174
4,100,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(a)	414,761
33,565,000	Norway Government Bond, Series 477, 1.750%, 3/13/2025, 144A, (NOK)(a)	3,299,216

		6,975,043

	Portugal – 0.3%
1,085,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	926,883
405,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	401,728
230,000	EDP Finance BV, EMTN, 0.375%, 9/16/2026, (EUR)	219,972

		1,548,583

	Singapore – 0.4%
2,780,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)(a)	1,951,983

	South Africa – 1.7%
440,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	443,077
180,540,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	8,720,297

		9,163,374

	Spain – 1.6%
400,000	Banco Santander S.A., 4.250%, 4/11/2027(a)	385,836

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Spain – continued
$2,600,000	Banco Santander S.A., 5.179%, 11/19/2025	$2,607,046
2,460,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(a)	2,537,710
2,835,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	3,504,623

		9,035,215

	Supranationals – 1.5%
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,136,224
18,000,000	Nordic Investment Bank, EMTN, 0.200%, 1/16/2023, (SEK)(a)	1,747,986
44,510,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)(a)	4,327,823

		8,212,033

	Sweden – 0.6%
2,410,000	Heimstaden Bostad Treasury BV, EMTN, 0.750%, 9/06/2029, (EUR)	1,735,661
805,000	Heimstaden Bostad Treasury BV, EMTN, 1.625%, 10/13/2031, (EUR)	556,602
9,900,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	966,076

		3,258,339

	Switzerland – 0.2%
195,000	Credit Suisse Group AG, (fixed rate to 1/14/2027, variable rate thereafter), 0.650%, 1/14/2028, (EUR)	170,542
715,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A(a)	568,992
715,000	Credit Suisse Group AG, EMTN, 0.625%, 1/18/2033, (EUR)(a)	483,775

		1,223,309

	Thailand – 0.4%
74,870,000	Thailand Government Bond, 1.600%, 12/17/2029, (THB)(a)	1,951,757

	United Arab Emirates – 0.3%
1,180,000	DP World Ltd., MTN, 4.700%, 9/30/2049	960,562
800,000	DP World Ltd., MTN, 5.625%, 9/25/2048	748,386

		1,708,948

	United Kingdom – 5.8%
1,030,000	Aviva PLC, (fixed rate to 3/03/2035, variable rate thereafter), 4.000%, 6/03/2055, (GBP)(a)	1,009,319
1,050,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	865,670
250,000	Barclays PLC, EMTN, (fixed rate to 2/07/2023, variable rate thereafter), 2.000%, 2/07/2028, (EUR)	258,844

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
450,000	Barclays PLC, EMTN, (fixed rate to 3/22/2026, variable rate thereafter), 1.125%, 3/22/2031, (EUR)	$410,159
472,025	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 2.111%, 11/16/2066, 144A(a)(c)	471,957
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)	1,049,512
3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(a)	3,216,753
92,775	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 1.974%, 8/25/2060, 144A(a)(c)	92,732
2,360,000	Heathrow Funding Ltd., EMTN, 1.875%, 3/14/2036, (EUR)(a)	1,972,233
1,070,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)(d)	1,064,995
133,000	Lanark Master Issuer PLC, Series 2020-1A, Class 2A, SONIA Index + 0.570%, 1.210%, 12/22/2069, 144A, (GBP)(a)(c)	161,128
1,720,000	Legal & General Group PLC, (fixed rate to 11/01/2030, variable rate thereafter), 4.500%, 11/01/2050, (GBP)(a)	1,880,566
490,000	Legal & General Group PLC, EMTN, (fixed rate to 11/26/2029, variable rate thereafter), 3.750%, 11/26/2049, (GBP)(a)	513,591
600,000	Lloyds Banking Group PLC, (fixed rate to 12/03/2030, variable rate thereafter), 2.707%, 12/03/2035, (GBP)(a)	572,143
175,000	National Grid Electricity Transmission PLC, EMTN, 1.125%, 7/07/2028, (GBP)	184,028
630,000	National Grid Electricity Transmission PLC, EMTN, 2.750%, 2/06/2035, (GBP)(a)	644,856
2,290,000	United Kingdom Gilt, 0.125%, 1/31/2023, (GBP)(a)	2,763,431
3,255,000	United Kingdom Gilt, 0.125%, 1/30/2026, (GBP)(a)	3,721,998
2,600,000	United Kingdom Gilt, 0.625%, 10/22/2050, (GBP)(a)	1,930,890
435,000	United Kingdom Gilt, 1.500%, 7/22/2047, (GBP)(a)	420,127
2,710,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	3,765,148
3,090,000	United Kingdom Gilt, 4.750%, 12/07/2030, (GBP)(a)	4,528,220
885,000	Western Power Distribution South Wales PLC, EMTN, 1.625%, 10/07/2035, (GBP)	779,161

		32,277,461

	United States – 37.8%
750,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	676,275
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	2,154,246
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)(a)	2,989,847
275,000	Ally Financial, Inc., 3.875%, 5/21/2024	272,573

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$310,000	Ally Financial, Inc., 4.625%, 3/30/2025	$307,919
145,000	Ally Financial, Inc., 5.800%, 5/01/2025	148,091
1,941,725	Apollo Aviation Securitization Equity Trust, Series 2021-2A, Class A, 2.798%, 1/15/2047, 144A(a)	1,655,891
1,325,000	Ares Capital Corp., 2.875%, 6/15/2028	1,049,719
3,385,000	AT&T, Inc., 3.650%, 6/01/2051	2,647,504
595,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.000%, 3/20/2025, 144A(a)	594,720
165,000	Boeing Co. (The), 2.196%, 2/04/2026	148,725
85,000	Boeing Co. (The), 2.250%, 6/15/2026	75,966
2,885,000	Boeing Co. (The), 3.250%, 2/01/2028	2,578,083
65,000	Boeing Co. (The), 3.250%, 3/01/2028	57,867
10,000	Boeing Co. (The), 3.250%, 2/01/2035	7,567
120,000	Boeing Co. (The), 3.550%, 3/01/2038	87,393
1,820,000	Boeing Co. (The), 3.625%, 2/01/2031	1,570,951
40,000	Boeing Co. (The), 3.625%, 3/01/2048	26,790
760,000	Boeing Co. (The), 3.750%, 2/01/2050	535,906
195,000	Boeing Co. (The), 3.825%, 3/01/2059	125,629
235,000	Boeing Co. (The), 3.850%, 11/01/2048	165,933
390,000	Boeing Co. (The), 3.900%, 5/01/2049	276,687
175,000	Boeing Co. (The), 3.950%, 8/01/2059	117,804
1,385,000	BPR Trust, Series 2022-OANA, Class A, 1-month Term SOFR + 1.898%, 3.177%, 4/15/2037, 144A(a)(c)	1,356,667
1,644,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	1,249,728
158,000	Broadcom, Inc., 3.469%, 4/15/2034, 144A	128,591
215,000	Centene Corp., 2.450%, 7/15/2028	179,319
2,210,000	Centene Corp., 2.500%, 3/01/2031	1,754,210
4,060,000	Centene Corp., 3.000%, 10/15/2030	3,364,725
2,566,000	Centene Corp., 4.625%, 12/15/2029	2,392,795
355,000	CF Industries, Inc., 4.950%, 6/01/2043	322,341

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$380,000	CF Industries, Inc., 5.150%, 3/15/2034	$370,861
500,000	CF Industries, Inc., 5.375%, 3/15/2044	466,060
1,185,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	801,884
210,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	166,396
2,320,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	2,232,908
1,303,226	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(d)	1,301,437
2,930,000	Citigroup, Inc., Series MPLE, 4.090%, 6/09/2025, (CAD)	2,226,454
1,100,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	859,012
1,725,000	Continental Resources, Inc., 4.375%, 1/15/2028	1,621,500
1,295,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	1,252,187
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)(a)	4,384,891
1,080,083	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 2.938%, 12/26/2059, 144A(d)	1,064,633
415,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	325,518
3,800,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.500%, 10/20/2025, 144A(a)	3,692,319
2,990,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	2,824,289
160,035	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	159,649
85,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	74,031
1,875,000	Digital Dutch Finco BV, 1.000%, 1/15/2032, (EUR)	1,397,461
865,000	Energy Transfer LP, 5.300%, 4/15/2047	749,006
2,775,000	EQT Corp., 3.625%, 5/15/2031, 144A	2,397,766
190,000	EQT Corp., 3.900%, 10/01/2027	176,812
580,000	EQT Corp., 5.000%, 1/15/2029	561,486
585,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A	506,281
6,864,018	FHLMC, 2.500%, 12/01/2051(a)	6,182,376
24,155,691	FNMA, 2.000%, with various maturities from 2051 to 2052(a)(e)	21,043,643

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$5,288,376	FNMA, 2.500%, 5/01/2052(a)	$4,762,422
9,725,188	FNMA, 3.000%, with various maturities from 2046 to 2051(a)(e)	9,071,950
5,252,308	FNMA, 3.500%, with various maturities from 2045 to 2052(a)(e)	5,076,639
6,812,205	FNMA, 4.000%, with various maturities from 2048 to 2050(a)(e)	6,816,093
1,043,716	FNMA, 4.500%, with various maturities from 2043 to 2047(a)(e)	1,059,422
1,670,000	Ford Motor Credit Co. LLC, 2.900%, 2/10/2029	1,309,681
610,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	555,063
4,235,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	3,929,148
1,415,000	GE Capital Funding LLC, 4.550%, 5/15/2032	1,364,828
435,000	HCA, Inc., 3.625%, 3/15/2032, 144A	366,967
6,490,000	HCA, Inc., 2.375%, 7/15/2031	5,060,351
1,937,302	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(d)	1,927,939
1,669,771	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(d)	1,658,598
55,000	Lennar Corp., 4.750%, 5/30/2025	54,920
420,000	Lennar Corp., 5.000%, 6/15/2027	416,485
2,090,000	Magallanes, Inc., 4.279%, 3/15/2032, 144A	1,867,185
1,700,000	Magallanes, Inc., 5.050%, 3/15/2042, 144A	1,445,748
2,388,854	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(a)(d)	2,126,665
1,215,000	Oracle Corp., 3.950%, 3/25/2051	892,414
472,000	Ovintiv, Inc., 6.500%, 8/15/2034	492,642
87,000	Ovintiv, Inc., 7.375%, 11/01/2031	95,642
740,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	581,089
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)(a)	3,889,844
1,894,276	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(d)	1,799,322
1,036,708	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(d)	979,557
593,000	PulteGroup, Inc., 5.000%, 1/15/2027	592,942
1,410,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,108,711

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,695,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	$2,019,337
10,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031	7,493
305,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	286,022
625,000	T-Mobile USA, Inc., 3.300%, 2/15/2051	455,115
350,000	T-Mobile USA, Inc., 3.400%, 10/15/2052	258,464
2,020,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	1,885,177
840,000	T-Mobile USA, Inc., 4.375%, 4/15/2040	749,807
1,585,000	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 1-month Term SOFR + 2.186%, 3.465%, 5/15/2037, 144A(a)(c)	1,510,475
1,755,000	U.S. Treasury Bond, 1.250%, 5/15/2050(a)	1,116,619
7,839,000	U.S. Treasury Bond, 1.625%, 11/15/2050(a)	5,513,328
8,510,000	U.S. Treasury Bond, 1.875%, 2/15/2041(a)	6,674,034
985,000	U.S. Treasury Bond, 1.875%, 2/15/2051(a)	738,865
5,040,000	U.S. Treasury Bond, 2.875%, 5/15/2043(f)	4,595,850
2,855,000	U.S. Treasury Note, 0.125%, 6/30/2023(a)	2,777,045
3,600,000	U.S. Treasury Note, 1.125%, 2/15/2031(a)	3,093,469
1,815,000	U.S. Treasury Note, 1.625%, 5/15/2031(a)	1,621,731
4,960,000	U.S. Treasury Note, 2.500%, 5/31/2024(a)	4,915,244
7,588,000	UMBS® (TBA), 4.500%, 9/01/2052(g)	7,583,650
3,055,000	UMBS® (TBA), 5.000%, 9/01/2052(g)	3,101,839
841,481	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027	765,669
1,004,844	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	887,528
875,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	771,024
3,074,795	Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1, 1.868%, 8/25/2051, 144A(d)	2,848,520
350,000	Verizon Communications, Inc., 2.850%, 9/03/2041	262,310
2,180,000	VMware, Inc., 2.200%, 8/15/2031	1,716,590
2,731,867	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(d)	2,587,943
1,215,911	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(d)	1,156,077

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	$4,200,519

		209,261,333

	Total Bonds and Notes (Identified Cost $617,489,548)	532,104,363

Short-Term Investments – 3.4%
8,035,985	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2022 at 0.350% to be repurchased at $8,036,063 on 7/01/2022 collateralized by $8,159,800 U.S. Treasury Note, 3.250% due 6/30/2027 valued at $8,196,772 including accrued interest(h)	8,035,985
4,565,000	U.S. Treasury Bills, 1.002%, 9/01/2022(i)	4,553,030
1,260,000	U.S. Treasury Bills, 1.525%, 1/26/2023(i)	1,242,188
5,060,000	U.S. Treasury Bills, 2.231%, 12/08/2022(i)	5,009,226

	Total Short-Term Investments (Identified Cost $18,851,783)	18,840,429

	Total Investments – 99.5% (Identified Cost $636,341,331)	550,944,792
	Other assets less liabilities – 0.5%	2,603,735

	Net Assets – 100.0%	$553,548,527

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available.

Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(c)	Variable rate security. Rate as of June 30, 2022 is disclosed.
(d)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of June 30, 2022 is disclosed.

(e)

The Fund’s investment in mortgage related securities of Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(g)

When-issued/delayed delivery. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund take delivery of the security. No interest accrues to the Fund until the transaction settles. Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

(h)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of Rule 144A holdings amounted to $82,121,848 or 14.8% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At June 30, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	9/02/2022	BRL	S	21,971,000	$4,444,691	$4,126,973	$317,718
BNP Paribas S.A.	9/21/2022	CNH	S	8,252,000	1,230,962	1,232,271	(1,309)
Citibank N.A.	9/21/2022	ZAR	S	69,001,000	4,440,362	4,207,632	232,730
Credit Suisse International	9/21/2022	CHF	B	3,258,000	3,409,376	3,431,790	22,414
Credit Suisse International	9/21/2022	IDR	S	21,947,060,000	1,499,321	1,471,068	28,253
Credit Suisse International	9/21/2022	JPY	B	1,450,000,000	10,982,435	10,745,328	(237,107)
Credit Suisse International	9/21/2022	JPY	S	227,000,000	1,676,452	1,682,200	(5,748)
HSBC Bank USA	9/21/2022	CAD	B	8,276,000	6,572,375	6,430,396	(141,979)
HSBC Bank USA	9/21/2022	SGD	B	3,966,000	2,886,967	2,856,028	(30,939)
HSBC Bank USA	9/21/2022	SGD	S	1,150,000	826,926	828,147	(1,221)
Morgan Stanley Capital Services, Inc.	9/21/2022	GBP	S	3,813,000	4,709,587	4,648,510	61,077
Standard Chartered Bank	9/21/2022	EUR	B	25,343,000	27,262,377	26,706,000	(556,377)
Standard Chartered Bank	9/21/2022	EUR	S	5,692,000	6,021,578	5,998,128	23,450
UBS AG	9/21/2022	AUD	B	3,057,000	2,212,091	2,111,469	(100,622)
UBS AG	9/21/2022	AUD	S	9,868,000	6,838,129	6,815,826	22,303
UBS AG	9/21/2022	COP	S	22,072,575,000	5,732,392	5,247,991	484,401
UBS AG	9/21/2022	KRW	B	8,909,837,000	7,107,683	6,875,130	(232,553)
UBS AG	9/21/2022	KRW	S	1,776,000,000	1,370,581	1,370,421	160
UBS AG	9/21/2022	MXN	S	79,373,000	3,987,851	3,890,672	97,179

Total							$(18,170)

At June 30, 2022, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	9/21/2022	EUR	2,443,282	SEK	25,627,000	$2,513,356	$(61,331)
Citibank N.A.	9/21/2022	GBP	2,760,578	SEK	33,804,000	3,315,311	(50,169)
Credit Suisse International	9/21/2022	EUR	1,174,487	PLN	5,502,000	1,214,521	(23,132)
HSBC Bank USA	9/21/2022	NOK	115,025,000	EUR	11,362,514	11,973,614	275,400
UBS AG	9/21/2022	ZAR	45,615,000	EUR	2,718,742	2,864,962	83,392

Total							$224,160

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	9/30/2022	230	$48,572,701	$48,303,594	$(269,107)
10 Year U.S. Treasury Note	9/21/2022	65	7,804,548	7,704,531	(100,017)
Euro-Buxl® 30 Year Bond	9/08/2022	18	3,183,785	3,085,248	(98,537)
Euro Schatz	9/08/2022	245	28,024,368	28,022,733	(1,635)
German Euro BOBL	9/08/2022	15	1,956,282	1,952,173	(4,109)
UK Long Gilt	9/28/2022	23	3,291,186	3,191,201	(99,985)
Ultra Long U.S. Treasury Bond	9/21/2022	50	7,924,344	7,717,188	(207,156)

Total					$(780,546)

At June 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	9/30/2022	41	$4,647,448	$4,602,250	$45,198
10 Year Japan Government Bond	9/12/2022	16	17,270,602	17,524,764	(254,162)
30 Year U.S. Treasury Bond	9/21/2022	134	18,928,730	18,575,750	352,980
Ultra 10 Year U.S. Treasury Note	9/21/2022	263	34,086,133	33,499,625	586,508

Total					$730,524

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	—	532,104,363	—	532,104,363
Short-Term Investments	—	18,840,429	—	18,840,429

Total Investments	—	550,944,792	—	550,944,792

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,648,477	—	1,648,477
Futures Contracts (unrealized appreciation)	984,686	—	—	984,686

Total	$984,686	$552,593,269	$—	$553,577,955

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,442,487)	$—	$(1,442,487)
Futures Contracts (unrealized depreciation)	(1,034,708)	—	—	(1,034,708)

Total	$(1,034,708)	$(1,442,487)	$—	$(2,477,195)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of June 30, 2022, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of June 30, 2022, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,648,477	$—
Exchange-traded asset derivatives
Interest rate contracts	—	984,686

Total asset derivatives	$1,648,477	$984,686

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,442,487)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(1,034,708)

Total liability derivatives	$(1,442,487)	$(1,034,708)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of June 30, 2022, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
BNP Paribas S.A.	$(62,640)	$—
Credit Suisse International	(215,320)	210,000
Standard Chartered Bank	(532,927)	530,000

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of June 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$7,476,994	$5,180,495

Net loss amount reflects cash received as collateral of $1,335,981.

Industry Summary at June 30, 2022 (Unaudited)

Treasuries	43.4%
Mortgage Related	11.6
Banking	4.5
Government Owned - No Guarantee	3.1
ABS Home Equity	3.1
Local Authorities	2.2
Transportation Services	2.1
Other Investments, less than 2% each	26.1
Short-Term Investments	3.4

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at June 30, 2022 (Unaudited)

United States Dollar	44.5%
Euro	14.7
Japanese Yen	11.4
Yuan Renminbi	7.4
British Pound	4.5
Australian Dollar	3.3
Canadian Dollar	2.8
Norwegian Krone	2.1
Other, less than 2% each	8.8

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%